UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

May 12, 2016

Date of Report (Date of earliest event reported)

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01132	47-3162282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11100 Santa Monica Blvd., Suite 2000,
Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

(310) 235-5050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Stockholders of Crescent Capital BDC, Inc. (the “Corporation”) held on May 12, 2016 (the “Annual Meeting”), the following three proposals were voted on: (1) the election of George G. Strong, Jr., as a Class I director, who will serve for a three-year term expiring at the 2019 annual meeting of stockholders or until his successor is duly elected and qualified; (2) the ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (3) the approval of an amendment to the Corporation’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Corporation to 200,000,000 shares and a corresponding increase in the total number of authorized shares of all classes of capital stock of the Corporation to 200,010,000 shares.

Stockholders of record at the close of business on March 23, 2016, were entitled to vote at the Annual Meeting. As of March 23, 2016, the record date, there were 4,681,052 shares of common stock outstanding and entitled to vote. 4,678,809 shares of common stock of the Corporation were present or represented at the Annual Meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each proposal was approved by the requisite vote.

Proposal 1:          The election of George G. Strong, Jr., as a Class I director, who will serve for a three-year term expiring at the 2019 annual meeting of stockholders or until his successor is duly elected and qualified:

Class I Director Nominee	Votes For	Votes Withheld
George G. Strong, Jr.	4,678,809	0

Proposal 2:          The ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Votes For	Votes Against	Votes Abstain	Non-Votes

4,678,809	0	0	0

Proposal 3:          The approval of an amendment to the Corporation’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Corporation to 200,000,000 shares and a corresponding increase in the total number of authorized shares of all classes of capital stock of the Corporation to 200,010,000 shares:

Votes For	Votes Against	Votes Abstain	Non-Votes

4,678,809	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Capital BDC, Inc.
(Registrant)

Dated: May 18, 2016	/s/ George P. Hawley
Name: George P. Hawley
Title: Secretary